SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934

                                  May 28, 2002
                Date of report (Date of Earliest Event Reported)

                              KATY INDUSTRIES, INC.
             (Exact name of Registrant as specified in Its Charter)

            DELAWARE                       1-5558                 75-1277589
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

               765 Straits Turnpike, Middlebury, Connecticut 06762
              (Address of principal executive offices and zip code)

                                 (203) 598-0397
               Registrant's telephone number, including area code
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ITEM 4. Changes to Registrant's Certifying Accountants.

      On May 24, 2002, based on the recommendation of the Audit Committee, the Board of Directors of Katy Industries, Inc. ("Katy"), determined not to renew, as of May 28, 2002, the engagement of its independent public accountants, Arthur Andersen LLP ("Arthur Andersen"), and to engage the services of PricewaterhouseCoopers LLP ("PwC") to serve as Katy's independent public accountants for Katy's 2002 fiscal year, effective immediately.

      Arthur Andersen's reports on Katy's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During Katy's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through May 28, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen's satisfaction would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports on Katy's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

      Katy provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Arthur Andersen's letter, dated May 29, 2002, stating its agreement with such statements.

      During Katy's two most recent fiscal years ended December 31, 2001 and 2000, and through May 28, 2002, Katy did not consult with PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Katy's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      A representative from Arthur Andersen is expected to be present at Katy's Annual Meeting of Stockholders to be held on May 30, 2002, to have the opportunity to make a statement if they desire, and to be available to answer questions.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      Number      Exhibit

      16.1        Letter of Arthur Andersen LLP regarding change in certifying accountant
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KATY INDUSTRIES, INC.


Date: May 29, 2002                      By: /s/ Amir Rosenthal
                                            ------------------------------------
                                            Amir Rosenthal
                                            Vice President, Chief Financial
                                            Officer, General Counsel and
                                            Secretary
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                                LIST OF EXHIBITS

16.1  Letter of Arthur Andersen LLP regarding change in certifying accountant.